UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

PDC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The form of proxy card included with the definitive proxy statement filed by PDC Energy, Inc. (the “Company”) on April 7, 2020 in connection with the Company’s 2020 Annual Meeting of Stockholders contains a typographical error. Specifically, Item 2 incorrectly gives the voting options “For”, “Against”, or “Abstain”.  Instead, Item 2 should give the voting options “For All”, “Withhold All”, or “For All Except”.  Accordingly, the Company is providing a revised proxy card to its stockholders as of the record date.

PDC ENERGY, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 25, 2020 for shares held directly and by 11:59 P.M. Eastern Time on May 20, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 25, 2020 for shares held directly and by 11:59 P.M. Eastern Time on May 20, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D13588-P37498 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PDC ENERGY, INC.

The Board of Directors recommends you vote FOR proposals 1 through 6.

	For All	Withhold All	For All Except
2. If Proposal No. 1 to declassify the Board is approved, to elect eight directors nominated by the Board, each for a term of one year;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Barton R. Brookman
02) Anthony J. Crisafio
03) Mark E. Ellis
04) Christina M. Ibrahim
05) Paul J. Korus
06) Randy S. Nickerson
07) David C. Parke
08) Lynn A. Peterson

	For	Against	Abstain
1. To approve a proposal to amend the Company's Certificate of Incorporation to declassify the Board of Directors (the "Board") and to provide for the immediate annual election of directors;	☐	☐	☐
3. If Proposal No. 1 to declassify the Board is not approved, to elect the two directors nominated by the Board as Class I directors, each for a term of three years;			
Nominees:			
3a. David C. Parke	☐	☐	☐
3b Lynn A. Peterson	☐	☐	☐

	For	Against	Abstain
4. To approve, on an advisory basis, the compensation of the Company's named executive officers;	☐	☐	☐
5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020;	☐	☐	☐
6. To approve an amendment to the Company's 2018 Equity Incentive Plan to increase the maximum number of shares of common stock of the Company that may be issued pursuant to awards under the 2018 Equity Incentive Plan; and	☐	☐	☐

NOTE: To transact any other business that may properly come before the meeting and at any and all adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D13589-P37498 PDC ENERGY, INC. Annual Meeting of Shareholders May 26, 2020 8:00 AM MDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) R. Scott Meyers and Nicole L. Martinet, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) him or her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PDC ENERGY, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, MDT on May 26, 2020, at 1775 Sherman Street, Denver, Colorado 80203, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side